Exhibit 99.1
NEWS RELEASE

FOR IMMEDIATE RELEASE

Helios Technologies Announces Leadership Team Update

Appoints Sean Bagan as Interim President and Chief Executive Officer;

Appoints Philippe Lemaitre as Interim Executive Chairman

SARASOTA, FL, July 8, 2024 — (NYSE: HLIO) (“Helios” or the “Company”), a global leader in highly engineered motion control and electronic controls technology, today announced its Board of Directors has appointed Sean Bagan to serve as Interim President and Chief Executive Officer in addition to his role as Chief Financial Officer, effective immediately. The Board has also appointed Philippe Lemaitre, to serve as Executive Chairman in addition to his role as Chairman of the Board effective July 1, 2024.

These appointments follow the decision by the Board to place Josef Matosevic, the Company’s President, Chief Executive Officer and Director, immediately on a paid leave effective July 1, 2024, as a result of allegations of a potential violation of the Company’s Code of Business Conduct and Ethics. Mr. Matosevic’s leave is pending completion of an ongoing investigation being conducted by the Board with the assistance of outside legal counsel. Helios will make further announcements regarding this matter when the Board approves any course of action for which further disclosure is appropriate. The alleged conduct that prompted this review does not relate to, and does not impact, the Company’s strategy or financial reporting.

“Our Board took prompt actions as soon as we were notified of an alleged potential violation of our Code of Business Conduct and Ethics,” said Mr. Lemaitre. “The Board has the utmost confidence in Sean to also serve as Interim President and Chief Executive Officer and I will support our talented executive team as we build on our business momentum and execute on our strategic priorities.”

About Sean Bagan

Sean Bagan has served as Chief Financial Officer of Helios since 2023. He joined the Company after spending 23 years at Polaris Inc., a global leader in powersports and off-road innovation. With extensive financial management leadership experience, Mr. Bagan brings more than 20 years of international business, strategic financial operations, and leadership experience. His responsibilities scaled with Polaris over the decades in operational finance, international sales, product segments, acquisitions and corporate finance and treasury. In addition to financial management positions, his roles included general management and operational oversight for U.S. and global businesses. He earned his B.A. double major in Accounting and Management from St. John’s University in Minnesota and began his career with Arthur Andersen, LLP. Mr. Bagan also holds a General Management Certificate from Cambridge University's Judge Business School in England, along with a Certified Public Accountant (Inactive) Certificate from the state of Minnesota.

About Philippe Lemaitre

Philippe Lemaitre, has served as Chairman of the Helios Board since June 2013. He was former Chairman, President and Chief Executive Officer of Woodhead Industries, Inc., a publicly held automation and electrical products manufacturer. Prior to joining Woodhead in 1999, he served as Corporate Vice President and Chief Technology Officer of AMP, Inc. and had responsibility for AMP Computer and Telecom Business Group Worldwide. Prior to joining AMP, he served as Executive Vice President of TRW, Inc. and also General Manager of TRW Automotive Electronics Group Worldwide. He previously held various management and research engineering positions with TRW, Inc., International TechneGroup, Inc.,

Helios Technologies | 7456 16th St East | Sarasota, FL 34243 | 941-362-1200

Helios Technologies Announces Leadership Team Update

July 8, 2024	Page 2 of 3

General Electric Company and Engineering Systems International. Mr. Lemaitre also served as Chairman of the Board of Directors of Multi-Fineline Electronix, Inc. from March 2011 until the sale of the company in July 2016. With over 35 years of experience in the development of technology and with technology-driven businesses, his track record of successfully managing global business functions including sales, engineering, research and manufacturing operations, and his role as Chairman of another public company provide a wealth of experience in key areas of the Company’s business and governance. Mr. Lemaitre holds a Master of Civil Engineering degree from Ecole Spéciale des Travaux Publics, Paris, France, and a Master of Science degree from the University of California at Berkeley, California.

About Helios Technologies

Helios Technologies is a global leader in highly engineered motion control and electronic controls technology for diverse end markets, including construction, material handling, agriculture, energy, recreational vehicles, marine and health and wellness. Helios sells its products to customers in over 90 countries around the world. Its strategy for growth is to be the leading provider in niche markets, with premier products and solutions through innovative product development and acquisition. The Company has paid a cash dividend to its shareholders every quarter since becoming a public company in 1997. For more information please visit: www.heliostechnologies.com and follow us on LinkedIn.

FORWARD-LOOKING INFORMATION

This news release contains “forward‐looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward‐looking statements involve risks and uncertainties, and actual results may differ materially from those expressed or implied by such statements. They include statements regarding current expectations, estimates, forecasts, projections, our beliefs, and assumptions made by Helios Technologies, Inc. (“Helios” or the “Company”), its directors or its officers about the Company and the industry in which it operates, and assumptions made by management, and include among other items, (i) the Company’s strategies regarding growth, including its intention to develop new products and make acquisitions; (ii) the effectiveness of creating the Centers of Excellence; (iii) trends affecting the Company’s financial condition or results of operations; (iv) the Company’s ability to continue to control costs and to meet its liquidity and other financing needs; (v) the Company’s ability to declare and pay dividends; and (vi) the Company’s ability to respond to changes in customer demand domestically and internationally, including as a result of the cyclical nature of our business and the standardization. In addition, we may make other written or oral statements, which constitute forward-looking statements, from time to time. Words such as “may,” “expects,” “projects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words, and similar expressions are intended to identify such forward-looking statements. Similarly, statements that describe our future plans, objectives or goals also are forward-looking statements. These statements are not guaranteeing future performance and are subject to a number of risks and uncertainties. Our actual results may differ materially from what is expressed or forecasted in such forward-looking statements, and undue reliance should not be placed on such statements. All forward-looking statements are made as of the date hereof, and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors that could cause the actual results to differ materially from what is expressed or forecasted in such forward‐looking statements include, but are not limited to, (i) the Company’s ability to respond to global economic trends and changes in customer demand domestically and internationally, including as a result of standardization and the cyclical nature of our business, which can adversely affect the demand for capital goods; (ii) supply chain disruption and the potential inability to procure goods; (iii) conditions in the capital markets, including the interest rate environment and the availability of capital on terms acceptable to us, or at all; (iv) global and regional economic and political conditions, including inflation (or hyperinflation) exchange rates, changes in the cost or availability of energy, transportation, the availability of other necessary supplies and services and recession; (v) changes in the competitive marketplace that could affect the Company’s revenue and/or cost bases, such as increased competition, lack of qualified engineering, marketing, management or other personnel, and increased labor and raw materials costs; (vi) risks related to health epidemics, pandemics and similar outbreaks, which may among other things, adversely affect our supply chain, material costs, and work force and may have material adverse effects on our business, financial position, results of operations and/or cash flows; (vii) risks related to our international operations, including the potential impact of the ongoing conflict in Ukraine and the Middle East; (viii) new product introductions, product sales mix and the geographic mix of sales nationally and internationally; and (ix) stakeholders, including regulators, views regarding our environmental, social and governance goals and initiatives, and the impact of factors outside of our control on such goals and initiatives. Further information relating to additional factors that could cause actual results to differ from those anticipated is included but not limited to information under the heading Item 1. “Business” and Item 1A. “Risk Factors” in the

Helios Technologies | 7456 16th St East | Sarasota, FL 34243 | 941-362-1200

Helios Technologies Announces Leadership Team Update

July 8, 2024	Page 3 of 3

Company’s Form 10-K for the year ended December 30, 2023 filed with the Securities and Exchange Commission (SEC) on February 27, 2024 as well as any subsequent filings with the SEC.

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For more information, contact:
Tania Almond
Vice President, Investor Relations and Corporate Communication
(941) 362-1333
tania.almond@HLIO.com

Deborah Pawlowski
Kei Advisors LLC
(716) 843-3908
dpawlowski@keiadvisors.com

Helios Technologies | 7456 16th St East | Sarasota, FL 34243 | 941-362-1200